Conditionally Active Antibodies for Immuno-oncology March 2025 Exhibit 99.2

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and the delivery of this presentation at any time shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development and potential therapeutic benefits of our product candidates; the expected safety, pharmacokinetic and efficacy profile of our product candidates, including solnerstotug; the expected timing of clinical data from our Phase 1/2 clinical trial of solnerstotug; and expectations regarding the initiation of a Phase 2 clinical trial of solnerstotug. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development; conduct of clinical trials and related regulatory requirements, including the risk of delay or cessation of any clinical trials of Sensei’s product candidates; the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical trials and early results from the clinical trial of solnerstotug, will not be replicated or will not continue in ongoing or future studies or clinical trials involving Sensei’s product candidates, including solnerstotug; our reliance on third parties over which we may not always have full control; risks regarding the accuracy of our estimates of expenses, capital requirements and needs for additional financing; and other risk and uncertainties that are described in our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2024 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Leadership Team with History of Oncology Antibody Success Josiah Craver, CPA SVP, Finance John Celebi, MBA President and CEO Christopher Gerry, J.D. SVP, General Counsel Edward van der Horst, Ph.D. Chief Scientific Officer Stephanie Krebs, M.S., MBA Chief Business Officer Ron Weitzman, M.D. Chief Medical Officer (part-time)

Sensei Investment Highlights Unique, conditionally active MOA of lead VISTA targeted candidate solnerstotug designed to maximize anti-tumor activity and minimize negative side effects characteristic of other first generation, VISTA targeted approaches Expression of VISTA in multiple solid tumor types provides the opportunity to pursue several indications, many of which are large markets with high unmet need  Recent data from ongoing Phase 1/2 dose expansion trial showing favorable early efficacy results with 2/2 patients enrolled with PD-(L)1 resistant Merkel Cell Carcinoma achieved responses, including 1 durable complete response and 1 partial response, and 1 partial response in a PD-(L)1 resistant MSI-H CRC patient and clinically meaningful activity in multiple additional tumor types Demonstrated favorable safety profile and potential best-in-class PK profile Very few public company opportunities to invest in novel, VISTA-targeted approaches – most other companies pursuing VISTA are either private or large pharma companies with market caps >$100bn

Program (Target) Indication Discovery IND-enabling Phase 1 Phase 2 Upcoming Milestone Full expansion data by year-end 2025 Innovative Pipeline of IO Drugs with Broad Commercial Potential *Sensei has entered into a clinical supply agreement with Regeneron supporting the planned evaluation of solnerstotug in combination with Regeneron’s anti-PD-1 therapy Libtayo® (cemiplimab) in a Phase 1/2 clinical trial in solid tumors. Solid Tumors SNS-102 (VSIG4) Solid Tumors SNS-103 (ENTPDase1/CD39) Solid Tumors SNS-201 (VISTAxCD28) Solid Tumors Solnerstotug* (VISTA)

Differentiated Features of Solnerstotug (SNS-101) VISTA Targeting mAb

Solnerstotug is a Potential First-in-Class VISTA Targeting Mab That Binds Selectively in the Tumor Microenvironment Tumor cells Periphery Solnerstotug bound to VISTA Solnerstotug unbound Targets VISTA: An immune checkpoint protein and B7 family member that drives immunosuppression analogous to PD-1/PD-L1 Unique and extensive expression pattern, found on tumors and myeloid-lineage cells Acts in a pH-sensitive matter, engaging with its T-cell receptor PSGL-1 selectively under acidic conditions Plays a potentially key role in both primary (innate) and secondary (acquired) resistance to checkpoint blockade Unique MOA: Selectively inhibits VISTA:PSGL-1 interaction within the acidic TME Drives anti-tumor activity by reversing immunosuppression Solnerstotug is a pioneering approach designed to overcome toxicities associated with 1st-generation antibodies *Gao et al. Nat Med. 2017 Kakavand et al. Mod Pathol. 2017

The VISTA Commercial Opportunity

PD-(L)1 Targeted Therapies Are One of the Largest Classes of Drugs Across All Therapeutic Areas

Sales of Top 5 PD-(L)1 Targeted Therapies



$B
Keytruda
Opdivo
Tecentriq
Imfinzi
Libtayo
$37
$3
$4
$8
$21
$43
$1
$4
$4
$9
$25
$49
$1
$5
$4
$9
$29
2022
2023
2024

Source: Merck, BMS, Roche, AstraZeneca, Regeneron

Unlike, PD-(L)1, VISTA is Found in Nearly All Solid Tumors with High Unmet Need

VISTA Expression Levels Are Relatively High Across Cancer Indications



Immune marker
VISTA 32.3% (166/514)
LAG-3 22.6% (116/514)
TNFRSF14 20.6% (106/514)
PD-L2 19.5% (100/514)
BTLA 18.7% (96/514)
PD-1 18.1% (93/514)
TIM-3 17.5% (90/514)
CTLA-4 16.9% (87/514)
PD-L1 13% (67/514)
0
10
20
30
Percentage (%)

VISTA Expression is Found in the Majority of Solid Tumor Indications



5-Year Relative Survival % (2014-2020)
100
80
60
40
20
0
Thyroid
Testis
Melanoma
Hodgkin
Prostate
Breast
Lymphoma
Endometrial
Bladder
NHL
Oral Cavity...
Leukemia
CRC
Myeloma
Larynx
Ovary
Stomach
Brain and...
Lung and Bronchus
HCC
Esophagus
Pancreas
0
100,000
200,000
300,000
400,000
Annual Incidence (2024 Est.)
Tumors with VISTA expression
Tumors with no evidence of VISTA expression

Source: Nishizaki, D. et al. ESMO Open, Volume 9, Issue 4, 102942, Incidence and Survival: NCI SEER Data 2024, Expression: internal data and publications sensei BIO

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The Challenge of Targeting VISTA Dose-limiting toxicity Grade 3 CRS-associated encephalopathy JNJ-61610588 Human Plasma Concentration JNJ-61610588 (CI-8993) was the first anti-VISTA antibody to be studied in clinical trials in 2016 (NCT02671955)1 Transient Cytokine Release Syndrome (CRS) observed in several patients at 0.15 mg/kg Transient Grade 3 CRS-associated encephalopathy observed at 0.3 mg/kg, after which Janssen halted the study Challenging PK profile Non-linear PK, short t1/2 1 Curis, Inc., Corporate Presentation, Feb 2022 Competitors Halted Development of VISTA Antibodies as a Result of Toxicities and Poor PK Key issues likely driven by extensive off-tumor expression of VISTA

Solnerstotug Binds VISTA Selectively at the Tumor Pierre Fabre JNJ Solnerstotug Control Periphery (Neutral pH) = No Binding Solnerstotug has no detectable binding in peripheral or normal tissues Solnerstotug rapidly accumulates in the tumor Solnerstotug  6h post-dosing Isotype control 6h post-dosing Blue = tumor Brown = Solnerstotug Tumor (Acidic pH) = Binding Solnerstotug minimizes off-tumor binding, providing potential for an improved tox and PK profile

Clinical Trial Collaboration to Evaluate Solnerstotug with Libtayo® (cemiplimab) Clinical supply agreement with Regeneron’s Libtayo (cemiplimab) to evaluate solnerstotug + cemiplimab as a treatment for solid tumors Libtayo® (cemiplimab): anti-PD-1 monoclonal antibody Solnerstotug: Conditionally active monoclonal antibody targeting VISTA

Solnerstotug is Designed to Be Unique and Differentiated

	Solnerstotug Sensei Bio	HMBD-002 (Hummingbird)	PMC-309 (PharmAbcine)	CI-8993; JNJ-61610588 (J&J/Curis)	K01401-020; WO180 (Pierre Fabre)	KVA12123 (Kineta)	VISTA.18 (BMS)
Inhibit PSGL-1 Binding	✓	✗	✓	✓	✓	✓	✓
pH Sensitive Binding	✓	✗	✗	✗	✗	✗	✓
Fc Active	✓ IgG1	✗ IgG4	✓ IgG1	✓ IgG1	✓ IgG1	✗ IgG1[mut]	✗ IgG4
Most Advanced Stage	Phase 1	Phase 1	Phase 1	Phase 1	Phase 1	Phase 1	Preclinical

sensei BIO

Johnston et al., Nature 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022; PharmAbcine website

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Solnerstotug Dose Escalation Data

Solnerstotug Phase 1 Dose Escalation Study

Given prior history of VISTA antibodies, Sensei prioritized establishing:

1. **Lack of severe CRS**
2. **Acceptable PK**
3. **Dosing at pharmacologically relevant levels**



Phase 1 Dose Escalation
BOIN Design in Patients with Advanced Solid Tumors
Monotherapy Dose Escalation
Solnerstotug (Q3W)
Combination Dose Escalation
Solnerstotug + Cemiplimab* (Q3W)
Cohort A1 0.3 mg/kg N=1
Cohort A2 1.0 mg/kg N=3
Cohort A3 3.0 mg/kg N=3
Cohort A4 10.0 mg/kg N=3
Cohort A5 15.0 mg/kg N=6
Cohort B1 3.0 mg/kg + cemi* N=6
Cohort B2 10.0 mg/kg + cemi* N=6
Cohort B3 15.0 mg/kg + cemi* N=6

Phase 1 Study Objectives	
Primary	Safety, tolerability, MTD/RP2D
Secondary	PK, immunogenicity & anti-tumor activity

RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose
* cemi = Libtayo (cemiplimab) 350 mg

✓ = cleared DLT assessment period

14

Phase 1 Dose Escalation Data Affirms Solnerstotug’s MOA and Focused Patient Population in Dose Expansion Solnerstotug positioned to be the first VISTA-targeted mAb to test the VISTA IO hypothesis Well-tolerated Commercially acceptable and potentially best-in-class PK profile First and only agent to be dosed at pharmacologically relevant levels Forward focus on patients with ”hot” tumors more likely to respond to immunotherapy Safety Profile Summary (Dose Escalation) No dose-limiting toxicities observed Majority of AEs were Grade 1 or 2 Two patients experienced Grade 1 CRS, providing further evidence that CRS is a class effect of VISTA-targeting antibodies

Solnerstotug Dose Expansion Data

Dose Expansion Cohort Designed to Explore Efficacy in "Hot" Tumor Population


Phase 1 Dose Expansion
~ 60 patients
Monotherapy
15 mg/kg
Combination
3 mg/kg and
15 mg/kg +
cemiplimab*
MSS CRC
"Cold"
N=10
MSS CRC
"Cold"
N=10
"Hot" Basket
(NSCLC, H&N,
Melanoma)
N=40

Phase 1 Study Objectives	
Primary	Safety, tolerability, MTD/RP2D
Secondary	PK, immunogenicity & anti-tumor activity

Focused on the activity profile and optimizing dose / patient population for Phase 2

- Focused on a basket of "hot" tumors (combination therapy) and one "cold" tumor type (monotherapy and combination therapy)
- Nearly all patients in "hot" tumor cohort:
  - Will have received and progressed on a prior anti-PD-1 therapy; or
  - Are PD-L1 negative
  - Historical response rates to PD-1 rechallenge following progression on PD-1 are in the **single digits**[1,2]
- Favorable activity was observed in patients with "hot" tumors
- No signal of activity was observed in patients with "cold" tumors (MSS CRC; see appendix)

* Libtayo (cemiplimab) 350 mg
"Hot" tumors: Responsive to PD-1 monotherapy
"Cold" tumors: Unresponsive to PD-1 monotherapy

RP2D = Recommended Phase 2 Dose
MTD = Maximum Tolerated Dose
MSS = Microsatellite stable
CRC = Colorectal cancer
NSCLC = Non small cell lung cancer
H&N = Head and neck cancer

1. Livanou et al., *Cancers* 2024
2. Kluger H, et al. J Immunother Cancer 2023

sensei BIO

17

Patient Disposition Phase 1 Dose Expansion   Expansion Cohort Basket of “Hot” Tumors Monotherapy Combination solnerstotug N = 10 (%) solnerstotug + cemi N = 50 (%) Enrolled 10 50 Dose Received 3 mg/kg 15 mg/kg 0 10 (100) 16 (32) 34 (68) Treatment Ongoing 1 (10) 23 (46) Discontinued 9 (90) 27 (54) Reason for Discontinuation Progressive Disease 6 (60) 20 (40) Adverse Event 0 (0) 0 (0) Withdrew Consent 0 (0) 1 (2) Death 1 (10)* 2 (4)** Clinical Progression 0 (0) 3 (6) Physician Decision/Lack of clinical benefit 1 (0) 1 (2) Lost to Follow-up 1 (10) 0 (0) Combination solnerstotug + cemi N = 40 (%) Enrolled 40 Dose Received 3 mg/kg 15 mg/kg 16 (40) 24 (60) Treatment Ongoing 23 (58) Discontinued 17 (42) Reason for Discontinuation Progressive Disease 10 (25) Adverse Event 0 (0) Withdrew Consent 1 (3) Death 2 (5)** Clinical Progression 3 (8) Physician Decision/Lack of clinical benefit 1 (3) Lost to Follow-up 0 (0) *Death due to Myocardial Infarction, that resulted in death; not related to SNS-101 **Death due to Hypoxia that resulted in death; secondary to the overall event of disease progression, not related to SNS-101 or Cemi; death due to PD Entire Expansion Cohort Data as of March 17, 2025

Patient Demographics (Patients with “Hot” Tumors) Phase 1 Dose Expansion solnerstotug + cemi N = 40 (%) Gender, n (%) Male 29 (73) Female 11 (27) Age, years Median (min, max) 73.5 (28, 85) Baseline ECOG, n (%) 0 11 (27) 1 29 (73) Prior lines metastatic therapy Median (min/max) 2 (0, 7) Prior PD-1/PD-L1, n (%) % Yes* 36 (90) Prior PD-1/PD-L1 regimen preceding enrollment in the study, n (%) % Yes 24 (60)   solnerstotug + cemi N = 40 (%) Cancer Type, n (%) Responsive to PD-1  (e.g. “hot” tumors) Head and Neck 11 (28) NSCLC 10 (25) Melanoma 5 (13) Renal 5 (13) Merkel Cell 2 (5) CRC- MSI High 2 (5) Cholangiocarcinoma- MSI High 1 (3) Endometrial 1 (3) Esophageal 1 (3) Hepatocellular 1 (3) Pleomorphic Spindle cell 1 (3)   *Two NSCLC patients were I/O naïve because 1 had very low PD-L1 expression and the other was EGFR mutant. One pleomorphic cancer patient was I/O naïve due to PD-1 not being approved in that setting. 1 patient does not have data entered about prior treatment with PD-1. Data as of March 17, 2025 90% of patients received and progressed on a prior PD-1/PD-L1 therapy

Historical Response Rates Highlight Difficulties of Re-Challenging with PD-(L)1 NSCLC Example 1 Fujita et al, 2018 Watanabe et al, 2019 Katayama et al, 2019 Fujita et al, 2020 No. of Patients 12 14 35 15 Reason for discontinuation PD PD PD PD 1st course Re-challenge 1st course Re-challenge 1st course Re-challenge 1st course Re-challenge Treatment used Anti-PD-1 Anti-PD-1 Anti-PD-(L)1 Anti-PD-(L)1 Anti-PD-(L)1 Anti-PD-L1 Anti-PD-1 Anti-PD-1 ORR, N (%) 7 (58.3) 1 (8.3) 3 (21.4) 1 (7.1) 12 (34.3) 1 (2.9) 0 (0) 0 (0) 1 Livanou et al., 2024 2 Kluger H, et al. J immunother Cancer 2023 Spagnolo et al., BMC Cancer 2021 Aligned with SITC definition of acquired resistance, which defines ≤5% chance of benefit with ICI therapy past progression 2

Preliminary Efficacy Data in PD-(L)1-Refractory “Hot” Tumor Patients is Favorable Phase 1 Dose Expansion Data as of March 17, 2025 -100% * * * * * * * -30% * Patients who received a prior PD-(L)1 (n=21) solnerstotug (3 or 15 mg/kg) + cemiplimab -100% All of PD-(L)1 resistant patients on study with tumor shrinkage remain on study with potential for further clinical benefit * * 21 “hot” tumor PD-(L)1 refractory patients were considered evaluable for efficacy having received at least one post-baseline scan. An additional 11 patients have not yet reached first baseline scan with an additional 8 patients discontinued study prior to initial scan.

“Hot” Tumor PD-(L)1 Refractory Patients Have Favorable Duration on Study and Achieved Responses or Long-Term Stable Disease Data as of March 17, 2025 Patients who received a prior PD-(L)1 (n=21) solnerstotug (3 or 15 mg/kg) + cemiplimab Ongoing treatment 07-001 (H&N) and 08-001 (NSCLC): continued beyond progression

Merkel Cell Carcinoma Patient (03-009)

Complete Response

15 mg/kg solnerstotug + cemiplimab

- **85 yo male with Merkel Cell Carcinoma of skin (right nasal sidewall)**
  - Diagnosed June 2022
  - **TMB 91**, MSS. ATR, BLM, RB1 TP53 RASA1, CDKN1B and ARID1B K1250fs
- **Prior treatment:**
  - **20Oct2022 to 18Jan2024: Avelumab (Bavencio)** with Signatera of 553 MTM/ml, best response stable disease, stopped due to progression.
  - 06Dec2022 to 24Jan2023: underwent RT (36 Gy) to nose and neck; sustained a prompt and robust response (PR) to Rx
- **Cycle 1 Day 1:** 24Apr2024
- **Treatment ongoing**



Tumor Assessments
20%
0%
-20%
-40%
-60%
-80%
-100%
% Change from Baseline
-47%
-73%
-100%
-100%
-100%
-100%
-100%
0
6
12
18
24
30
38*
42
Weeks

*Missed 2 cycles (Cycle 12 and 13) of drug due to extended vacation.

sensei BIO Data as of March 17, 2025

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Merkel Cell Carcinoma Patient (01-046) Partial Response 15 mg/kg solnerstotug + cemiplimab 58 yo female with Metastatic Merkel cell carcinoma Diagnosed 2Dec2022 TMB 15.16 mut/Mb KMT2D, DPTOR, EPHA5, CREBBP+ Hx of follicular lymphoma (received chemo followed by Zydelig maintenance until 2021, remission) Prior Treatment: March 2023 to July 2023: Pembro (adjuvant setting), best response unknown, stopped due to progression Aug 2023 to Oct 2023: Nivolumab + Ipilimumab, best response and reason for stopping unknown Nov 2023 to Apr 2024: Continued on Nivolumab alone, best response SD, stopped due to progression May 2024 to October 2024: DM919 (MICA/B Antibody), best response SD, stopped due to progression Cycle 1 Day 1: 20Nov2024 Treatment ongoing Data as of March 17, 2025

MSI-High CRC Patient (01-031) Partial Response 15 mg/kg solnerstotug + cemiplimab 51 yo male with MSI High CRC (adenocarcinoma of the transverse colon) Diagnosed 18Nov2019 RAS (wild type); NRAS (wild type); BRAF(wild type); MSI-High; MMR- Deficient; MSH2 (S77fs) Prior anti-cancer treatment Dec 2019 to Feb 2020: FOLFOX + Avastin, best response progression Feb 2020 to Apr 2024: Pembrolizumab, best response complete response, stopped due to progression Cycle 1 Day 1: 22May2024 Treatment ongoing Data as of March 17, 2025

Renal Cell Carcinoma Patient (03-011)

Stable Disease (SD) with Tumor Regression

3 mg/kg solnerstotug + cemiplimab

- **59 yo male with metastatic Renal Clear Cell Carcinoma (malignant neoplasm of left kidney, except renal pelvis)**
  - Diagnosed 8Mar2017
  - Evidence of a PTEN deletion in his tumor
  - MSI-high not detected

- **Prior Treatment/Surgery:**
  - Apr 2018 to Feb 2019: **Pembro** + Lenvatinib, best response SD, stopped due to progression
  - Mar 2019 to Jul 2020: Sutent, best response progression
  - Aug 2019 to Sep 2019: CB-839 (Glutaminase Inhibitor) + Talazoparib, best response progression
  - Oct 2019 to Dec 2019 : **Nivo + Ipi**, best response progression
  - Jan 2020 for 3 weeks: Cabometyx, stopped due to adverse event/toxicity
  - Feb 2020 to Aug 2023: XL092 (TKI), best response partial response, stopped due to progression
  - Aug 2023 to Sep 2024: AB521 (HIF-alpha Inhibitor), best response partial response, stopped due to progression

- **Cycle 1 Day 1:** 21Oct2024

- **Treatment Ongoing**



Tumor Assessments
% Change from Baseline
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-7%
-17%
-17%
0
6
12
18
Weeks



Biomarker Assessments: CEA
CEA (ng/mL)
1.5
1
0.5
0
1.21
0.59
Screening
Cycle 2

sensei BIO Data as of March 17, 2025

26

Hepatocellular Patient (01-038) Durable Stable Disease and Tumor Kinetics and AFP Consistent with a Pattern of Pseudo-Progression 15 mg/kg solnerstotug + cemiplimab 67 yo male with hepatocellular carcinoma Diagnosed 2017 RAD51C; ATM; TP53; CTNNB1 Prior Treatment/Surgery: 2017 and 2018: Chemoembolization x 2, Radiofrequency Ablation. Jun-Aug 2019 : Sorafenib, stopped due to Toxicity Sep 2019 to Dec 2019: Nivolumab, best response progression Dec 2019 to 2020: Lenvima, best response stable disease, stopped due to progression Aug 2020 to Jan 2022: Pembrolizumab, best response stable disease, stopped due to progression Feb 2022 to Jan 2024: Cabozantinib, best response stable disease, stopped due to progression Mar 2024 to Jun 24: OR502 (anti-LILRB mAB) + Cemiplimab, best response stable disease, stopped due to progression Cycle 1, Day 1: 14Aug2024 Treatment ongoing Data as of March 17, 2025

Solnerstotug is demonstrating favorable early signs of efficacy in patients with acquired resistance to PD-(L)1 therapy 2/2 patients enrolled with PD-(L)1 resistant Merkel Cell Carcinoma achieved responses, including 1 durable CR and 1 PR. Additionally, a PD-(L)1 resistant MSI-H CRC patient experienced a PR at Week 36 Many additional PD-(L)1 resistant patients on study are experiencing slow and durable tumor shrinkage, a hallmark of I/O agents1 All PD-(L)1 resistant patients on study with tumor shrinkage remain on study with potential for further clinical benefit Sensei believes future studies in patients that are checkpoint naïve could have even greater potential for clinical benefit Data as of March 17, 2025 Clinical Activity Highlights Phase 1 Dose Expansion 1. Pardoll, Nature Communications, April 2012, Volume 12

Solnerstotug Continues to be Well Tolerated as Monotherapy and in Combination with Cemiplimab Phase 1 Dose Expansion Monotherapy Combination Solnerstotug 15 mg/kg n=10 (%) Solnerstotug 3 or 15 mg/kg* + cemi  N=50* (%) At least 1 TEAE 9 (90) 37 (74) At least 1 SAE 3 (30) 12 (24) ≥Grade 3 TEAE 2 (20) 14 (28) At least 1 TEAE leading to discontinuation 0 (0) 2 (5)** AESI 1 (10) 3 (6) Immune-mediated 0 (0) 2 (4) CRS 1 (10) 3 (6) Dose Expansion Safety Profile Summary *16 patients received 3 mg/kg and 34 patients received 15 mg/kg solnerstotug in combination with cemiplimab **1 patient had Grade 3 acute kidney injury, not related to solnerstotug or cemi; the primary reason for discontinuation is clinical progression. 1 patient had Grade 3 ischemic stroke, not related to solnerstotug or cemi; the primary reason for discontinuation is progressive disease. Majority of adverse events were Grade 1 or 2 All CRS events were Grade 1 (4 of 60 patients; all at 15 mg/kg) Data as of March 17, 2025

Preferred Term Monotherapy Solnerstotug 15 mg/kg n=10 Combination Solnerstotug 3 or 15 mg/kg + cemi  n=50 Total n=60 Hypomagnesaemia 2 8 10 Constipation 2 6 8 Nausea 1 7 8 Fatigue 1 5 6 Infusion related reaction 2 4 6 Anaemia 1 5 6 Diarrhoea 1 4 5 Vomiting 0 5 5 Cytokine Release Syndrome 1 3 4 Dyspnoea 0 4 4 Lymphocyte count decreased 0 4 4 Decreased appetite 0 3 3 Dehydration 0 3 3 Dizziness 0 3 3 Myalgia 1 2 3 Pyrexia 0 3 3 Upper Respiratory Tract Infection 0 3 3 Data as of March 17, 2025 Most Frequently Occurring AEs Regardless of Causality Phase 1 Dose Expansion

Pharmacokinetic Data Support Once Every Three Week (or Greater) Dosing Detectable in blood for thousands of hours (e.g., weeks) Supports Q3W dosing in humans Dose proportional exposure (0.3 to 15.0 mg/kg) consistent with lack of TMDD No apparent effect on PK with combination  Some increase with repeat dosing, but no notable accumulation Data as of December 26, 2024 Solnerstotug Monotherapy (15 mg/kg) Includes Dose Escalation + Expansion Solnerstotug (15 mg/kg) + cemiplimab Includes Dose Escalation + Expansion Solnerstotug (3 mg/kg) + cemiplimab Includes Dose Escalation + Expansion

Approved Checkpoint Inhibitor Treatment Options

Studies Performed in PD-(L)1 Resistant Patients

Checkpoint Target(s)	Therapy	ORR	DCR	Duration of Response (Months, Median)	Tolerability	Stage
Benchmark: Anti-PD-1 Rechallenge	Various	≤5% [4]	Not reported	Not reported	Comparable to initial anti-PD-1 therapy	Standard of care (No formal approval for anti-PD-1 resistant tumors)
Anti-VISTA + Anti-PD-1	Solnerstotug (SNSE) + Cemiplimab (REGN)	14% (Ongoing, 3x higher than historical PD-1)	62%	Too soon to assess; Durable responses still evolving	Well-tolerated	Phase 1/2 ongoing
Anti-CTLA-4 + Anti-PD-1	Nivolumab + Ipilimumab (BMS)	28%[1]	Not reported	40.9[1]	High toxicity[3] (~40% discontinue early)	Approved for 1st line therapy in several tumor types (melanoma, NSCLC, RCC)*
Anti-LAG-3 + Anti-PD-1	Relatlimab + Nivolumab (BMS)	~12%[2] (9–12% across cohorts)	~40%[2]	12.8[2]	Well-tolerated	Approved for 1st line unresectable or metastatic melanoma*

sensei BIO

1 VanderWalde, A. et al., Nat Med. 2023 (SWOG S1616)
2 Ascierto et al, J Clin Onc, 2023 (RELATIVITY-020)
3 Albrecht et al, Current Oncology Reports 2023
4 Kluger H, et al. J Immunother Cancer 2023

*No formal approval for PD-(L)1 resistant patients

32

Visit C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 50 40 30 20 10 0 -10 -20 -30 -40 -50 Visit % Change From C1D1 CD8+ TEM / TEMRA 3.0 mg/kg Solnerstotug TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 C6D1 C7D1 C8D1 C9D1 C10D1 C11D1 C12D1 C13D1 C14D1 C15D1 C16D1 C17D1 C18D1 C19D1 -30 -20 -10 0 10 20 30 Visit % Change From C1D1 CD8+ TEM / TEMRA 3.0 mg/kg Solnerstotug + cemiplimab TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 50 40 30 20 10 0 -10 -20 -30 -40 -50 Visit % Change From C1D1 CD8+ TEM / TEMRA 10.0 mg/kg Solnerstotug TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 C6D1 C7D1 C8D1 C9D1 C10D1 C11D1 C12D1 C13D1 (EOT) -30 -20 -10 0 10 20 30 % Change From C1D1 CD8+ TEM / TEMRA 10.0 mg/kg Solnerstotug + cemiplimab TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 5 (EOT C5D1 C5D1 ) C6D1 C7D1 C8D1 C9D1 C10D1 C11D1 C12D1 C13D1 (EOT) -30 -20 -10 0 10 20 30 Visit % Change From C1D1 CD8+ TEM / TEMRA 15.0 mg/kg Solnerstotug TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 -30 -20 -10 0 10 20 30 Visit % Change From C1D1 CD8+ TEM / TEMRA 15.0 mg/kg Solnerstotug + cemiplimab TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 C6D1 C7D1 -30 -20 -10 0 10 20 30 Visit % Change From C1D1 CD8+ TEM / TEMRA 15.0 mg/kg Solnerstotug TEM TEMRA C1D1 C1D8 C2D1 C2D8 C3D1 C3D8 C4D1 C5D1 C6D1 C7D1 C8D1 C9D1 C10D1 -30 -20 -10 0 10 20 30 Visit % Change From C1D1 CD8+ TEM / TEMRA 15.0 mg/kg Solnerstotug + cemiplimab TEM TEMRA Dose-Dependent Changes in Memory T-cell Phenotypes Occur in Mono and Combination Therapy Escalation & Expansion Cohorts A3 A4 A5 Mono Exp B1 B2 B3 ComboExp Data as of November 26, 2024

Compares baseline tumor RNA expression between a cohort of patients with observed clinical benefit (“response”) and a subset of non-responders with similar tumor types and demographics Exploratory Gene Expression Analysis Identifies Potential Biomarkers of Clinical Benefit Preliminary analysis that is subject to change with additional patient data Gene A Gene B Gene C Gene D Baseline Gene Expression Patient Detail by Gene NR – “no response”; R – “response” based on potential clinical benefit of drug/combo as defined by CR, PR, or tumor shrinkage Responder group included 1 CR, 1 PR, and 4 SD patients with tumor shrinkage ranging from -12.3% to -27% NR R 1 10 100 1000 10000 0 Gene count Gene A NR R 1 10 100 1000 10000 Gene count Gene B NR R 10 100 1000 10000 Gene count Gene C NR R 1 10 100 1000 10000 Gene count Gene D

Phase 2 Strategy Solnerstotug 3 or 15 mg/kg* + Anti-PD-1 Phase 2 Study Objectives Primary Anti-tumor activity Secondary Safety, tolerability, PK Anti-PD-1 Randomized * Phase 2 dose dependent on FDA feedback and additional data from dose expansion; possibility that 2 dose levels will be required in Phase 2 Patient Population: Current considerations: NSCLC H&N Melanoma RCC May consider a second indication (e.g., Merkel Cell carcinoma) in a single arm study to pursue accelerated path to approval Indication: TBD hot tumor type(s) N= ~80 patients

Completed and Anticipated Solnerstotug Clinical Milestones First patient dosed  in combination with cemi   Initial combination dose escalation PK & safety data Full Phase 1 dose expansion data First patient dosed with solnerstotug Initial monotherapy dose escalation PK & safety data Topline Phase 1 monotherapy & combination dose escalation data Sept 2023 Feb 2024 Year-end 2025 May 2023 Nov 2023 May 2024 Initiation of Phase 2 study* Q1 2026 *Subject to execution of clinical and financial objectives

Sensei Investment Highlights Unique, conditionally active MOA of lead VISTA targeted candidate solnerstotug designed to maximize anti-tumor activity and minimize negative side effects characteristic of other first generation, VISTA targeted approaches Expression of VISTA in multiple solid tumor types provides the opportunity to pursue several indications, many of which are large markets with high unmet need  Recent data from ongoing Phase 1/2 dose expansion trial showing favorable early efficacy results with 2/2 patients enrolled with PD-(L)1 resistant Merkel Cell Carcinoma achieved responses, including 1 durable complete response and 1 partial response, 1 partial response in a PD-(L)1 resistant MSI-H CRC patient and clinically meaningful activity in multiple additional tumor types Demonstrated favorable safety profile and potential best-in-class PK profile Very few public company opportunities to invest in novel, VISTA-targeted approaches – most other companies pursuing VISTA are either private or large pharma companies with market caps >$100bn

Maryland 1405 Research Blvd Suite 125, Rockville MD 20850  Massachusetts 22 Boston Wharf Rd 7th floor Boston, MA 02210 senseibio.com

Evaluable “Hot” Tumor PD-(L)1 Refractory Patients on Combination Therapy Phase 1 Dose Expansion -30% solnerstotug (3 or 15 mg/kg) + cemiplimab All patients who received a prior PD-(L)1 Data as of March 17, 2025

78 yo male with squamous cell carcinoma of the lung Diagnosed 26Oct 2021 PD-1/PD-L1 positive, PD-L1 80% GNAS (R201C), TP53(Y126N), CCDKN2A (E33), TB53 (c.920-2del), ARID1A(P697fs), TMB-17.72 mut/mb Prior Treatment/Radiation Nov 2021: Paclitaxel + Carboplatin + Pembrolizumab in the metastatic setting Paclitaxel and Carboplatin were discontinued by Dec 2021 due to Adverse Event/Toxicity Pembrolizumab was continued until May 2024, best response PR then stopped due to progression Radiation therapy to the right upper lung in Feb 2023 Cycle 1 Day 1: 02Jul2024 Treatment Ongoing NSCLC Patient (01-035) Durable Stable Disease and Tumor Kinetics Consistent with a Pattern of Pseudo-Progression 15 mg/kg solnerstotug + cemiplimab Data as of March 17, 2025

Head and Neck Squamous Cell Carcinoma Patient (07-002)

Durable Stable Disease

3 mg/kg solnerstotug + cemiplimab

- **73 yo male with P16+ squamous cell carcinoma**
  - Diagnosed 20June 2020
  - Positive PD1/PDL1 screening
  - MSS stable, ARID1A , TMB 7muts/mb

- **Prior Treatment/Surgery:**
  - Jul20 to Aug 20: Carboplatin + Paclitaxel (neoadjuvant setting), best response progression, completed treatment course
  - Sep 2020 to Nov 2020: Cisplatin (adjuvant setting), best response PR, stopped due to AE/toxicity
  - Apr 2023 for 1 year: 5FU + Carboplatin + **Pembro** + Magrolimab, best response SD, stopped due to progression
  - Aug 2024 for 1 week: Lenvima + **Pembro**, best response non-evaluable (reason for stopping) / study closed

- **Cycle 1 Day 1:** 10Oct2024

- **Treatment Ongoing**


Tumor Assessments
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
% Change from Baseline
0.0%
-2.0%
-6.1%
-12.2%
0
6
12
18
Weeks

sensei BIO Data as of March 17, 2025

41

Renal Cell Carcinoma Patient (04-024) Stable Disease Accompanied by Tumor Regression 3 mg/kg solnerstotug + cemiplimab 59 yo male with renal cell carcinoma Diagnosed 26 November 2014 Prior Treatment/Surgery: 2014: Right nephrectomy Dec 2020 to Feb 2022: Pembrolizumab and Axitinib, best response PR, stopped due to progression Mar 2022 to Jul 2022: Pazopanib, stopped due to progression Sep 2022 to Nov 2022: Temsirolimus, stopped due to progression Dec 2022 to Aug 2024: Nivolumab, best response SD, stopped due to progression Cycle 1 Day 1: 18Dec2024 Treatment Ongoing Data as of March 17, 2025

Patient Demographics (MSS CRC Patients Only) Phase 1 Dose Expansion     Monotherapy Combination Solnerstotug 15 mg/kg n=10 (%) Solnerstotug 15 mg/kg + cemi n=10 (%) Gender, n (%) Male 7 (70) 7 (70) Female 3 (30) 3 (30) Age, years Median (min,max) 53 (41,68) 54.5 (42,72) Baseline ECOG, n (%) 0 3 (30) 4 (40) 1 7 (70) 6 (60) Prior lines metastatic therapy, n Median (min, max) 2 (1, 3) 3 (1, 4) Prior PD-1/PDL-1, n % % Yes 1 (10) 0 (0)     Data as of February 3, 2025 MSS CRC = microsatellite stable colorectal cancer Data as of March 17, 2025

Dose Expansion Patients with “Cold” Tumors Followed Trend Observed in Dose Escalation Study Phase 1 Dose Expansion Data as of March 17, 2025 -100% -30% Monotherapy Combination